                                                                    EXHIBIT 99.1


                              AVONDALE MILLS, INC.



                             LETTER OF TRANSMITTAL


                             TO TENDER FOR EXCHANGE
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006
                                      FOR
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006

           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON OCTOBER   , 1996 UNLESS EXTENDED (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

By Overnight Carrier or by Hand:     By Registered or Certified Mail:     By Facsimile (for Eligible Institutions only):
The Bank of New York                 The Bank of New York                 (212) 815-6339
Corporate Trust Services Window,     101 Barclay Street -- 7E             Attn: Ms. Jodi Smith
  Ground Level                       New York, New York 10286             Confirmation by telephone at (212) 815-2791
101 Barclay Street -- 7E             Attn: Ms. Jodi Smith
New York, New York 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 815-2791 (ATTN: MS. JODI SMITH), OR BY FACSIMILE AT (212) 815-6339.

     The undersigned hereby acknowledges receipt of the Prospectus dated
September   , 1996 (the "Prospectus") of Avondale Mills, Inc., an Alabama
corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 10 1/4% Senior Subordinated Notes due 2006 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 in principal amount of its outstanding 10 1/4% Senior Subordinated Notes due 2006 (the "Old Notes"), of which $125,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from April 29, 1996. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from April 29, 1996. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of this Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or conformation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned hereby tenders the Old Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Old Notes and the undersigned represents that it has received from each beneficial owner of the tendered Old Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Hold and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under such Old Notes.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Old Notes to the Company or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Old Notes pursuant to the Exchange Offer, and (i) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions" below (Box
2), please issue the New Notes exchanged for tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal of Tenders of Old Notes." All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes being tendered and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange as contemplated herein, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes to be acquired by the undersigned and any Beneficial Owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (i) neither the undersigned nor any Beneficial Owner is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of the New Notes, (i) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or Avondale Incorporated and, if the undersigned or any Beneficial Owner is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (i) if neither the undersigned nor any Beneficial Owner is a broker-dealer, that neither the undersigned nor any such Beneficial Owner is engaged in or intends to engage in the distribution of any New Notes, or (i) if any of the undersigned or any Beneficial Owner(s) is a broker-dealer, that it will receive New Notes for its own account in exchange for tendered Old Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes. The undersigned, by agreeing to so deliver any such prospectus, shall not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED HEREWITH.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:

        -----------------------------------------------------------------------

   Address:
           --------------------------------------------------------------------

           --------------------------------------------------------------------

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
                              COMPLETING THE BOXES

- -----------------------------------------------------------------------------------------------------------
                                                   BOX 1
                                     DESCRIPTION OF OLD NOTES TENDERED
                              (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
- -----------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED
                 HOLDER(S),
    EXACTLY AS NAME(S) APPEAR(S) ON NOTE                          AGGREGATE PRINCIPAL
               CERTIFICATE(S)               CERTIFICATE NUMBER(S) AMOUNT REPRESENTED BY  AGGREGATE PRINCIPAL
         (PLEASE FILL IN, IF BLANK)             OF OLD NOTES*       CERTIFICATE(S)      AMOUNT TENDERED**
- -----------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------
                                                    TOTAL
- -----------------------------------------------------------------------------------------------------------
  * Need not be completed if Old Notes are being tendered by book-entry transfer.
 ** The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Notes represented by the certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.
- -----------------------------------------------------------------------------------------------------------

                                     BOX 2

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF CERTIFICATES FOR OLD NOTES NOT EXCHANGED AND/OR NEW NOTES ARE TO BE ISSUED IN THE NAME OF AND SENT TO SOMEONE OTHER THAN THE UNDERSIGNED OR IF OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER WHICH ARE NOT ACCEPTED FOR EXCHANGE ARE TO BE RETURNED BY CREDIT TO AN ACCOUNT MAINTAINED AT DTC OTHER THAN THE ACCOUNT SET FORTH IN BOX 5.
Issue New Note(s) and/or Old Notes to:

Name(s):
        ------------------------------------------------------------------------
                                 (please type or print)

Address:
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                               (include zip code)

Tax Identification
or Social Security No.:
                       ---------------------------------------------------------

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

    ------------------------------------------------------------------------
                               (DTC account number)



                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF CERTIFICATES FOR OLD NOTES NOT EXCHANGED AND/OR NEW NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail New Note(s) and any untendered Old Notes to:

Name(s):
        ------------------------------------------------------------------------
                                 (please type or print)

Address:
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                               (include zip code)



                                     BOX 4

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.


Name(s) of Registered
Holder(s):
          ----------------------------------------------------------------------

- --------------------------------------------------------------------------------



Date of Execution of Notice of
Guaranteed Delivery:
                    ------------------------------------------------------------


Name of Institution which
Guaranteed Delivery:
                    ------------------------------------------------------------



                                     BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF OLD NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering
Institution:
            --------------------------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

                                     BOX 6
                          TENDERING HOLDER SIGNATURE
                          (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9


X
  ------------------------------------------------------------------------------


X
 -------------------------------------------------------------------------------
                      (Signature of Registered Holder(s)
                           or Authorized Signatory)


Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.


Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Street Address:
               -----------------------------------------------------------------

        ------------------------------------------------------------------------
                              (include zip code)


Area Code and Telephone Number:

- --------------------------------------------------------------------------------

Tax Identification or Social Security Number:

- --------------------------------------------------------------------------------

Signature Guarantee
(If required by Instruction 5)

Authorized Signature

X
  ------------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                            (please print or type)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
             (Must be an Eligible Institution as defined in Instruction 2)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (include zip code)

Area Code and Telephone Number:

- --------------------------------------------------------------------------------

Dated:
      --------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------
                                               PAYOR'S NAME: AVONDALE MILLS, INC.
- -------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                          Name (if joint names, list first and circle the  Part 1--Please provide your taxpayer
                                     name of the person or entity whose number you    identification number ("TIN") and certify
 FORM W-9                            enter in Part 1 below. See Instructions if your  by signing and dating below:
                                     name has changed.)
                                                                                      TIN:
                                     ------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY          Address                                          Part 2--
 INTERNAL REVENUE SERVICE                                                             TIN applied for:  / /
                                     ------------------------------------------------
                                     City, State and ZIP Code

                                     ------------------------------------------------
                                     List account number(s) here (optional)
                                     ------------------------------------------------------------------------------------------
                                     Part 3--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (i) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. / /
                                     ------------------------------------------------------------------------------------------
                                     CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON
                                     THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                     SIGNATURE                                                   DATE
                                               -----------------------------------------------        -------------------------
- -------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for tendered Old Notes must be received by the Exchange Agent at its address set forth herein or such tendered Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the closing of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (1) such tender must be made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act (in any such case, an "Eligible Institution"), (2) prior to the Expiration Date, the Exchange Agent must have received from an Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile, transmission, mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the tendered Old Notes and the principal amount of the Old Notes tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal together with the certificate(s) representing the tendered Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Act; and (3) the certificate(s) representing all tendered Old Notes in proper form for transfer, or a confirmation of book-entry transfer of such tendered Old Notes into the Exchange Agent's account at DTC, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery within the time period prescribed above. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery process.

     3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes without any change whatsoever.

     If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) of tendered Old Notes, and New Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the tendered Old Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any tendered Old Notes, such tendered Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed exactly as the name(s) of the registered holder(s) appear(s) on the tendered Old Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any tendered Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on tendered Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the tendered Old Notes are tendered (i) by a registered holder who has not completed Box 2 set forth herein (entitled "Special Issuance Instructions" ), (ii) by a registered holder who has not completed Box 3 forth herein (entitled "Special Delivery Instructions") or (iii) by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the New Notes and/or substitute certificates evidencing Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person name must also be indicated. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of tendered Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged or to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, a transfer tax is imposed for any reason other than the transfer and exchange of tendered Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any tendered Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN") which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of tendered Old Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendered Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Old Notes not in proper form or the acceptance of which for exchange may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities to holders of Old Notes or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Old Notes are submitted in principal amount greater than the principal amount of Old Notes being tendered, such unaccepted or non-exchanged Old Notes will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive any of the conditions in the Exchange Offer in the case of any tendered Old Notes.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLE OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF OLD NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer Withdrawal of Tenders of Old Notes."

                              AVONDALE MILLS, INC.

                    INSTRUCTIONS TO REGISTERED HOLDER AND/OR
                     DTC PARTICIPANT FROM BENEFICIAL OWNER

                 OF 10 1/4% SENIOR SUBORDINATED NOTES DUE 2006


To Registered Holder and/or DTC Participant:


     The undersigned hereby acknowledges receipt of the Prospectus, dated
September   , 1996 (the "Prospectus), of Avondale Mills, Inc., an Alabama
corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange 10 1/4% Senior Subordinated Notes due 2006 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 10 1/4% Senior Subordinated Notes due 2006 (the "Old Notes). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.


     This will instruct you, the registered holder and/or DTC participant, as to action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

          $          of the 10 1/4% Senior Subordinated Notes due 2006;

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

          / / TO TENDER the following aggregate principal amount of Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED, IF ANY): $

          / / NOT TO TENDER any Old Notes held by you for the account of the undersigned.


     If the undersigned instruct you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (FILL IN STATE)
              , (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating in, does not intend to participate in and has no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) except as otherwise disclosed in writing herewith, the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company and, if the undersigned is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (v) if the undersigned is not a broker-dealer, that the undersigned is not engaged in and does not intend to engage in the distribution of any New Notes, and (vi) if the undersigned is a broker-dealer, that it will receive New Notes for its own account in exchange for tendered Old Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.

- --------------------------------------------------------------------------------
                                   SIGN HERE

   Name of beneficial owner(s):
                               ----------------------------------------------

   Signature(s):
                -------------------------------------------------------------

   Name (please print):
                       ------------------------------------------------------

   Address:
           ------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   Telephone number:
                    ---------------------------------------------------------

   Taxpayer Identification or Social Security Number:
                                                     ------------------------

   Date:
        ---------------------------------------------------------------------
- --------------------------------------------------------------------------------

                           TENDER FOR ALL OUTSTANDING
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006
                                IN EXCHANGE FOR
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006

           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                       OF


                              AVONDALE MILLS, INC.


To Registered Holders:


     We are enclosing herewith the material listed below relating to the offer (the "Exchange Offer") by Avondale Mills, Inc. ("Avondale"), an Alabama corporation, to exchange its 10 1/4% Senior Subordinated Notes Due 2006 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of Avondale's issued and outstanding 10 1/4% Senior Subordinated Notes Due 2006 (the "Old Notes") upon the terms and subject to the conditions set forth in the Prospectus, dated
September   , 1996, and the related Letter of Transmittal.


     Enclosed herewith are copies of the following documents:

          1. Prospectus dated September   , 1996;

          2. Letter of Transmittal;


          3 Notice of Guaranteed Delivery; and



          4 Instruction to Registered Holder and/or DTC Participant from Beneficial Owner.



     We urge you to contact your clients promptly. Please note that the Exchange
Offer will expire at 5:00 p.m., New York City time, on October   , 1996, unless
extended.


     The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.


     Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to Avondale that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such holder, (ii) neither the holder of the Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) neither the holder nor any such other person is an "affiliate" of the Company as defined in Rule 405 under the Securities Act of the Company or, if such holder is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if the holder is not a broker-dealer, that neither the holder nor such other person is engaged in or intends to engage in the distribution of any New Notes, and (v) if the holder is a broker-dealer, that it will receive New Notes for its own account in exchange for tendered Old Notes that were required as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, a broker-dealer will not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



     The enclosed Instruction to Registered Holder and/or DTC Participant from Beneficial Owner contains an authorization by the beneficial owners of the Old Notes for you to make the foregoing representations.

     Avondale will not pay any fee or commission to any broker or dealer or to any other persons (other than the exchange agent for the Exchange Offer) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. Avondale will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.


     Additional copies of the enclosed material may be obtained from the undersigned.

                                         Very truly yours,

                                         The Bank of New York

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF AVONDALE OR THE BANK OF NEW YORK OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                                        2